Exhibit 99.1

 Photronics, Inc.Global Leader in the Merchant Photomask Industry  Investor PresentationQ2 2020

 Safe Harbor Statement  2  This presentation and some of our comments may contain projections or other forward-looking statements regarding future events, our future financial performance, and/or the future performance of the industry. These statements are predictions, and contain risks and uncertainties. Actual events or results may differ materially from those presented. These statements include words like “anticipate”, “believe”, “estimate”, “expect”, “forecast”, “may”, “plan”, “project”, “in our view” or the negative thereto. We cannot guarantee the accuracy of any forecasts or estimates, and we are not obligated to update any forward-looking statements if our expectations change. If you would like more information on the risks involved in forward-looking statements, please see the documents we file from time to time with the Securities and Exchange Commission.

Response to COVID-19: Four Key Focus Areas

- **Employee health**
  - Health monitoring
  - Adoption of best practices
  - Global visitor policy
- **Raw material supply**
  - Weekly meetings to monitor global supply chain
  - Constant contact with suppliers
- **Tool maintenance**
  - Engagement with virtual service technicians where feasible
  - Reliance on self-service expertise
- **Customer support**
  - Open communications with customers to understand needs
  - Constant contact with logistic partners

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A Compelling Investment Thesis

- **Global leader in merchant photomask industry**
  - *Delivering growth by leveraging core competencies: Operational Excellence, Low Cost Producer, Technology Leadership, Customer Intimacy*
  - *Growing more quickly than the market*

- **Technology aligned with secular growth trends**
  - *China industry expansion (IC & FPD) – Made in China 2025*
  - *Technology inflection from LCD to AMOLED*
  - *Rapid expansion of G10.5+ panel capacity*

- **Investment strategy drives earnings growth**
  - *Strategic investments bring top-line growth*
  - *Operating leverage creates margin expansion*
  - *Increasing free cash flow to fund growth investments and share repurchase*

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 Photronics at a Glance  5  Unmatched Global Footprint11 Strategically Located Manufacturing Facilities  535  551  597

 Photomasks: Essential for Electronics Manufacturing  6  Component Design  End User  Manufacturing Process  Photomask  BRINGS DESIGN TOMANUFACTURING FLOOR

Core Competencies Underpin Sustainable Growth

Low Cost Producer	Cost control Supply chain optimization
Operational Excellence	Flexible delivery High yields
Customer Intimacy	Trusted partner Wafer yield enhancement
Technology Leader	Process know-how Advanced PoR

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Repositioned for Growth

- **China**
  - Total TAM +$800M by 2023
  - Region with strongest growth potential
  - Supported by new manufacturing facilities since 2019
- **IC Captive**
  - Approximately ~$2.5B TAM
  - We are seen as trusted partner
  - Commitments improve sustainability
- **High-end revenue growth**
  - High value and high growth
  - Supports China & captive initiatives



Revenue ($M)
300
250
200
150
100
50
0
+347%
+77%
+108%
China
IC Captive
High-End
2017
Q2 2020 LTM

Note: classifications in graph above are not distinct; revenue related to certain products may appear in more than one category

PHOTRONICS

8

 Repositioned the companyGrew high-end revenue  Investing in ChinaPhase I – 2019-2020Phase II – 2020-2021 Leveraging FPD technology inflections  Entering strategic photomask partnershipsExploring adjacent market M&A  Driving Sustainable, Profitable Growth  9  Past (2017 – 2018)  Recent and Present (2019 – 2021)  Future (2022 and beyond)

Developing and Growing China Business


China Revenue ($M)
+69% CAGR
192
31
2016
Q2 2020 LTM
IC
FPD

- **We already have growing business in China**
  - 32% of total revenue in Q2 2020 LTM
    - 21% of IC revenue
    - 59% of FPD revenue
  - Growing strong since 2016
    - IC +76% CAGR
    - FPD +64% CAGR
- **Manufacturing presence in China aims to accelerate growth**
  - Customer contracts help ramp facilities more quickly
  - Investment incentives reduce risk and improve returns
  - IC JV enables us to compete more effectively

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Leveraging Technology Leadership for Mobile Display AMOLED Adoption



Smartphone AMOLED Adoption
50%
40%
30%
20%
10%
0%
2019
2020
2021
2022
2023
2024
2025
AMOLED remains preferred technology for mobile applications

Source: Internal Estimates

- **Mobile devices moving from LCD to AMOLED**
  - Superior visual characteristics
  - Lower power consumption
  - Enables flexible format
  - Preferred for VR/AR devices
- **Increasing mask complexity**
  - More mask layers per set
  - Tighter specs on each layer
- **Established technology leadership**
  - 1st firm with P-800 mask writer; 2nd P-800 on order
  - Produces highest resolution AMOLED masks
  - Competitive advantage vs. all merchants and captives

PHOTRONICS

11

G10.5+ → Improved Glass Efficiency for Ultra-Large Screen TV


G6
1500 mm x 1850 mm
65”
88%
65”
G7.5
1950 mm x 2250 mm
75”
73%
75”
G8.5
2200 mm x 2500 mm
65”
65”
64%
65”
G10.5+
2940 mm x 3370 mm
75”
75”
75”
94%
75”
75”
75”
65”
65”
65”
95%
65”
65”
65”
65”
65”

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"Made in China 2025" Driving Growth in FPD Market


China FPD Mask TAM ($M)
600
500
400
300
200
100
-
+12% CAGR
2017
2019
2023
G5
G8
G6 LTPS/AMOLED
G10.5+

Source: Internal Estimates

- **China represents fastest growing display region**
  - 51 fabs in production or under construction
  - Largest LCD display producer (Korea 2nd)
- **Photomask opportunities in China are attractive**
  - Wide range of display technologies
  - No merchant photomask producer with high-end experience
  - We are aligned with fastest growing sectors: AMOLED & G10.5+

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51 China Display Fabs in Production by 2022

- G10.5+ (5)
- AMOLED (16)
- LCD (30)



Photronics Locations

FPD Korea
FPD Hefei
FPD Taiwan

14

Image from https://commons.wikimedia.org/wiki/File:China-equirect.png

"Made in China 2025" Driving Growth in IC Market


China IC Market vs. China IC Production Trends
China IC Market ($B)
China IC Production ($B)
IC Production Share of China IC Market:
2014: 15.1%
2019: 15.7%
2024F: 20.7%
2019-2024F CAGR = 11%
2019-2024F CAGR = 17%
Billions of Dollars
Year
240
200
160
120
80
40
0
09
10
11
12
13
14
15
16
17
18
19
24F
$41
$57
$62
$63
$69
$77
$83
$94
$118
$145
$125
$208
$4.2
$5.8
$7.9
$8.8
$10.3
$11.7
$13.4
$13.0
$19.3
$23.9
$19.5
$43.0

Source: IC Insights

- **China represents fastest growing semiconductor region**
  - Growing domestic producers
  - Investments by multi-nationals
- **More investment needed to meet national production share targets of 40% by 2020, 70% by 2025**
- **Photomask opportunities in China are attractive**
  - Wide range of nodes in logic and memory
  - No strong domestic merchant mask producer

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 22 New China 12” IC Fabs 2018-2022  16  Image from https://commons.wikimedia.org/wiki/File:China-equirect.png  Photronics LocationsIC KoreaIC XiamenIC TaiwanIC Boise (not shown)      Logic (16)Memory (6)

 Top line growth with continued focus on driving costs outDisciplined focus on investments to improve ROICMaintain strong balance sheet while returning cash to shareholdersShare repurchasesFlexibility to invest in other growth opportunities (organic or M&A)  Strategic Priorities to Improve Shareholder Value  17

 Powerful operating leverage: target 50%Strong operating cash flow generatorDisciplined investment approachSolid balance sheet  Solid Financial Fundamentals  18

Building Long-Term Momentum



Revenue ($M)
+12% CAGR
451
535
551
597
2017
2018
2019
Q2 2020 LTM

Key Success Factors

- On pace for 3rd consecutive record annual revenue
- "Made in China 2025" – new facilities
- FPD technology inflections
- Repositioned the company
- Node migration (logic & memory)
- Growing business with captive producers
- IC JV's in China and Taiwan
- Stable mainstream business
- Cross-site collaboration to serve global customers

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Clear Capital Deployment Priorities

- **Fund organic growth**
  - Geographic expansion into China
  - Investments to maintain technical leadership
  - Capacity expansion when reciprocated by customer commitment
- **Explore strategic M&A**
  - Photomask industry – IC & FPD
  - Adjacencies to increase revenue diversification
- **Share repurchase**
  - Repurchased 6.2M shares ($61.7M) since 2018
  - Redeemed $115M in convertible debt since 2016, eliminating 10.3M potentially dilutive shares

Reducing Diluted Shares
(Million Shares)


-17%
79
65
Q315
Q220

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A Compelling Investment Thesis

- **Global leader in merchant photomask industry**
  - *Delivering growth by leveraging core competencies: Operational Excellence, Low Cost Producer, Technology Leadership, Customer Intimacy*
  - *Growing more quickly than the market*
- **Technology aligned with secular growth trends**
  - *China industry expansion (IC & FPD) – Made in China 2025*
  - *Technology inflection from LCD to AMOLED*
  - *Rapid expansion of G10.5+ panel capacity*
- **Investment strategy drives earnings growth**
  - *Strategic investments bring top-line growth*
  - *Operating leverage creates margin expansion*
  - *Increasing free cash flow to fund growth investments and share repurchase*

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 Thank you for your interest!  For Additional Information:R. Troy Dewar, CFAVice President, Investor Relations203.740.5610tdewar@photronics.com

 Appendix

Q2 2020 Summary

- **Revenue was $142.8M, down 11% Q/Q and up 9% Y/Y**
  - FPD production remained at capacity, with sequential mix shift away from G10.5+ and AMOLED as customers in China pushed out orders
  - IC revenue impacted by order push out from China customers
  - Revenue of products shipped to China improved 39% Y/Y, but fell 20% Q/Q
- **Net income attributable to Photronics, Inc. shareholders of $6.3M ($0.10/share)**
- **Cash balance grew to $238M; $31M operating cash generation**
- **Repurchased 0.5M shares for $6M; program terminated 3/20/2020**
- **China production contributed $17M to revenue; Hefei facility generated operating profit and positive operating cash flow despite significant drop in G10.5+ demand**
- **Remain committed to growth strategy with commencement of next phase of FPD investment**

Successfully repositioned the business; China investments driving long-term, profitable growth

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Total Revenue  25      IC  FPD  Total may differ due to rounding

 $M (except EPS)  Q220  Q120  Q/Q  Q219  Y/Y  Revenue  $ 142.8  $ 159.7  (11%)  $ 131.6  9%  Gross Profit  $ 30.4  $ 34.6  (12%)  $ 26.0  17%  Gross Margin  21.3%  21.7%  (40 bps)  19.8%  150 bps  Operating Income  $ 12.7  $ 16.3  (22%)  $ 9.2  38%  Operating Margin  8.9%  10.2%  (130 bps)  7.0%  190 bps  Other income (expense)  ($ 1.0)  $ 3.7  ($ 4.6)  $ 3.9  ($ 4.9)  Income tax provision  $ 3.8  $ 9.1  ($ 5.3)  $ 3.3  $ 0.5  Minority interest  $ 1.7  $ 0.6  $ 1.1  $ 1.4  $ 0.3  Net Income*  $ 6.3  $ 10.3  (39%)  $ 8.5  (26%)  Diluted EPS*  $ 0.10  $ 0.16  ($ 0.06)  $ 0.13  ($ 0.03)  Days in quarter  91  94  (3)  91  -  Gross and operating margin moved in line with revenue (up Y/Y; down Q/Q)China operations were $1.0M negative impact to operating incomeOther income / (expense) primarily due to FX gain / (loss)Minority interest reflects Taiwan JV gain offset by China JV loss  Income Statement Summary  26  *Net income attributable to Photronics, Inc. shareholders

 High-end flat Y/Y; sequential decline primarily due to Chinese order push outsChina revenue +14% Y/YQ/Q down 21% on soft foundry demandRepresents 21% of Q220 IC revenueOutlookDemand trends improvingGovernment restrictions and trade policy developments create uncertainty  $M  Q220  Q120  Q/Q  Q219  Y/Y  High-End*  $ 38.3  $ 41.0  (7%)  $ 38.4  --  Mainstream  $ 58.6  $ 65.9  (11%)  $ 60.2  (3%)  Total  $ 96.8  $ 107.0  (9%)  $ 98.6  (2%)  IC Photomask Revenue  27  *28nm and smaller  Total may differ due to rounding

 IC Photomask Revenue  28      Mainstream  High-End  High-End: 28nm and smaller; total may differ due to rounding

 Y/Y growth due to production ramp in Hefei; Q/Q decline due to China order push out (G10.5+ & AMOLED)China revenue -20% Q/Q; +69% Y/YRepresents 57% of Q220 FPD revenueOutlookDemand trends improving for G10.5+ and AMOLEDGovernment restrictions create uncertainty, especially for mobile demandProduction should remain at capacity  $M  Q220  Q120  Q/Q  Q219  Y/Y  High-End*  $ 31.8  $ 39.8  (20%)  $ 22.1  44%  Mainstream  $ 14.1  $ 13.0  9%  $ 10.9  29%  Total  $ 45.9  $ 52.8  (13%)  $ 33.0  39%  FPD Photomask Revenue  29  *≥G10.5, AMOLED and LTPS  Total may differ due to rounding

 FPD Photomask Revenue  30      Mainstream  High-End  High-End: ≥G10.5, AMOLED and LTPS; total may differ due to rounding

 $M  Q220  Q120  Q219  Cash  $ 238  $ 218  $ 167  Debt  $ 53  $ 54  $ 36  Net Cash*  $ 184  $ 164  $ 131  Operating Cash Flow  $ 31  $ 31  $ 17  Capital Expenditures  $ 16  $ 14  $ 34  Government Incentives for Capital Equipment  $ 3  $ 2  $ 1  Share repurchase  $ 6  $ 11  -  Debt is local China borrowing to finance fixed assetsFY 2020 capex ~ $100M (includes $35M capital lease)Repurchased 0.5M shares for $6M (1.5M shares for $17M YTD); program terminated 3/20/2020Balance sheet able to fund planned investments, share repurchases, and strategic M&A opportunities  Select Financial Data  31  *Net cash defined as cash and cash equivalents less long-term borrowings (including current portion), as reported in accordance with GAAP